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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                          ----------------------------

                                 CURRENT REPORT
                                       ON
                                    FORM 8-K

                         PURSUANT TO SECTION 13 OR 15(d)
                                     OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                          ----------------------------


       Date of Report (Date of earliest event reported): January 13, 2000

                          ----------------------------

                                   XCEED, INC.
             (Exact name of registrant as specified in its charter)
                          ----------------------------


          Delaware                    0-13049                   13-3006788
(State or other jurisdiction        (Commission             (I.R.S. Employer
      of incorporation)             File Number)           Identification No.)


             488 Madison Avenue, 3rd Floor, New York, New York 10022
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (212) 419-1200

                          ----------------------------



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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

         Not Applicable.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         Not Applicable.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

         Not Applicable.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         Not Applicable.

ITEM 5.  OTHER EVENTS

         Pursuant to the terms of a Subscription Agreement, dated January 13, 2000, by and among Xceed, Inc. (the "Company"), Peconic Fund, Inc., Leonardo, L.P. and HTFP Investment, L.L.C., the Company issued in a private offering: (i) 30,000 shares of Series A Cumulative Convertible Preferred Stock (the "Class A Preferred Stock"), which are convertible into shares of common stock of the Company (the "Common Stock") at a conversion price per share of not less than $25 or greater than $36; and (ii) warrants to purchase 183,273 shares of Common Stock at an exercise price of $50.10 per share (the "Warrants"), subject to adjustment. The Class A Preferred Stock pays a 4% quarterly dividend and is subject to optional and mandatory redemption and conversion provisions, as more fully described in the Certificate of Designation, Preferences and Rights filed with the State of Delaware on January 13, 2000, a copy of which is attached hereto as Exhibit 3(i) and is incorporated by reference herein in its entirety. The Warrants expire on January 13, 2005 and contain certain adjustment provisions, as more fully described in the form of Common Stock Purchase Warrant, a copy of which is attached hereto as Exhibit 4.1(c) and is incorporated by reference herein in its entirety. In connection with the offering and pursuant to the terms of the Subscription Agreement, a copy of which is attached hereto as Exhibit 4.1(a) and is incorporated by reference herein in its entirety, the Company granted to the investors registration rights that require the Company, among other things, to file a registration statement relating to the shares of Common Stock issuable upon conversion of the Class A Preferred Stock and exercise of the Warrants by April 1, 2000. A copy of the Registration Rights Agreement, dated January 13, 2000 by and among the Company and the investors is attached hereto as Exhibit 4.1(b) and is incorporated by reference herein in its entirety.

         The Company is making this Current Report on Form 8-K solely as a source of information for its stockholders. The transactions resulting from the Subscription Agreement did not give rise to any change of control of the Company.


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ITEM 6.  RESIGNATION OF REGISTRANT'S DIRECTORS

         Not Applicable.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a) and (b)       Financial Statements.   Not Applicable.

         (c)      Exhibits:

                  3(i) Certificate of Designation, Preferences and Rights of Series A Cumulative Convertible Preferred Stock as filed with the Secretary of State of Delaware on January 13, 2000.

                  4.1(a) Subscription Agreement, dated January 13, 2000, by and among Xceed, Inc., Peconic Fund, Inc., Leonardo, L.P. and HTFP Investment, L.L.C.

                  4.1(b) Registration Rights Agreement, dated January 13, 2000, by and among Xceed, Inc., Peconic Fund, Inc., Leonardo, L.P. and HTFP Investment, L.L.C.

                  4.1(c) Form of Common Stock Purchase Warrant issued by Xceed, Inc. to each of Peconic Fund, Inc., Leonardo, L.P. and HTFP Investment, L.L.C. on January 13, 2000.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   XCEED, INC.
                                  (Registrant)



Date:  January 19, 2000            /s/ Werner Haase
                                   ------------------------------------------
                                   Werner Haase, Chief Executive Officer


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